Exhibit 99.4

***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2 of the
Securities Exchange Act of 1934, as amended.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0044	See Block 16C	N/A	

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02

ASPR-BARDA
330 Independence Ave, SW, Rm G640
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

CHIMERIX, INC. 1377270
CHIMERIX, INC. 2505 MERIDIAN P
2505 MERIDIAN PKWY STE 340
DURHAM NC 277135246

CODE 1377270 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201100013C

10B. DATED (SEE ITEM 13)
02/16/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule Net Decrease: - $29,727.77

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return ___0___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 33-0903395
DUNS Number: 121785997

A. The purpose of this modification is to deobligate unused funding under the completed Base CLIN 0001 that was completed as of 31 May 2013 in the amount of $29,727.77.

1. The deobligation of this amount from the base CLIN 0001 under Contract Number HHSO100201100013C results in Contract Line Item Number (CLIN) 0001 being changed as follows:

Total Estimated Cost: From $[…***…] By $29,727.77 To $[…***…]

No change to the Total Fixed Fee Amount of $[…***…]

Continued . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
/s/ Timothy W. Trost		ETHAN J. MUELLER	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Timothy W. Trost, SVP & CFO (Signature of person authorized to sign)	9/28/17	/s/ Ethan J. Mueller (Signature of Contracting Officer)	9/28/17

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0044 PAGE OF 2 3 NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) Total Estimated Cost Plus Fixed Fee: From $[...***...] By $29,727.77 To $[...***...] 2. This modification also results a change in the total amount of the contract from $[...***...] by $29,727.77 to $[...***...] as well as the following: Total Estimated Cost of the Contract: From $[...***...] By $29,727.77 To $[...***...] No change to the Total Fixed Fee Amount of $[...***...]. Total Estimated Cost Plus Fixed Fee of the Contract: From $[...***...] By $29,727.77 To $[...***...] 3. This modification hereby results in a decrease in the total amount of the Contract from $[...***...] by $29,727.77 to $[...***...]. 4. Block 15G of the SF 26, the amount of $[...***...] shall be changed to $[...***...]. 5. In signing this bilateral modification, the Contractor hereby certifies that They have received as of the executed date of this modification full payment under CLIN 0001 for all direct expenses and all indirect expenses (both forward billing indirect expenses and retroactive billing indirect expenses). In signing this bilateral modification, the Contractor hereby acknowledges that full [payment under CLIN 0001 for all direct expenses and all indirect expenses (both forward billing indirect expenses and retroactive billing indirect expenses) does not guarantee final allowability of these expenses. The Contractor agrees that the total amount of any sustained audit exceptions from CLIN 0001 will be refunded to the Department of Health and Human Services. 6. Under Article G.3. Key Personnel, [...***...] is hereby added as [...***...]. B. This is a bilateral modification. The scope and all other terms and conditions Of Contract Number HHSO100201100013C hereby remain unchanged. Delivery: 03/31/2013 FOB: Destination Period of Performance: 02/16/2011 to 07/31/2017 Change Item 1 to read as follows (amount shown is the obligated amount): Research and development of CMX001 for the Treatment of Smallpox to include validation, LD50, Natural and MTD studies, efficacy studies and quantification. Continued... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 ***Confidential Treatment Requested

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0044 | PAGE 3 OF 3

NAME OF OFFEROR OR CONTACTOR
CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Reports and Other Data Deliverables. Delivery Location Code: OS-BARDA-SWITZER OS-BARDA-SWITZER 330 Independence Ave, SW, Rm G644 Washington DC 20201 US Amount: $24,819,527.00 Accounting Info: 2011.1992002.25329 Appr. Yr. 2011 CAN: 1992002 Object Class: 25329 Funded: $0.00 Delivery Location Code: OS-BARDA-SWITZER OS-BARDA-SWITZER 330 Independence Ave, SW, Rm G644 Washington DC 20201 US Amount: $4,608,965.23 Accounting Info: 2012.1992002.25329 Appr. Yr. 2011 CAN: 1992002 Object Class: 25329 Funded: - $29,727.77 Delivery Location Code: HHS HHS 200 Independence Avenue, SW Washington DC 20201 US Amount: $1,497,322.00 Accounting Info: 2013.1992002.25329 Appr. Yr. : 2013 CAN: 1992002 Object Class: 25329 Funded: $0.00				

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110